BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Equity Dividend V.I. Fund

(the “Fund”)

Supplement dated February 15, 2017 to

the Statement of Additional Information (“SAI”) dated May 1, 2016, as amended October 20, 2016

On February 14, 2017, Robert M. Shearer, CFA announced his plans to retire from BlackRock, Inc. Effective August 31, 2017, Robert M. Shearer, CFA will no longer serve as a portfolio manager of the Fund, and David Zhao and Franco Tapia will be added as portfolio managers of the Fund. Effective August 31, 2017, the SAI is amended by deleting all references to and all information regarding Mr. Shearer.

Shareholders should retain this Supplement for future reference.

SA1-VAR-EDV1-0217SUP